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        EXHIBIT 10.1   LIBERTY BANCORP, INC. 2003 INCENTIVE EQUITY AND DEFERRED
                       COMPENSATION PLAN, AS AMENDED AND RESTATED



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                              LIBERTY BANCORP, INC.
                              2003 INCENTIVE EQUITY
                                       AND
                           DEFERRED COMPENSATION PLAN
                            (AS AMENDED AND RESTATED)


                                    ARTICLE 1
                                     PURPOSE

         1.1    GENERAL. The purpose of the Liberty Bancorp, Inc. 2003 Incentive
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Equity and Deferred Compensation Plan, as amended and restated (the "Plan") is to promote the success and enhance the value of the Bank and Liberty Bancorp, Inc. by linking the personal interests of the members of the Board and the Bank's employees, officers and executives to those of Holding Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Holding Company. The Plan is further intended to provide flexibility to the Bank and the Holding Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Bank and the Holding Company upon whose judgment, interest, and special effort the successful conduct of the Bank's and the Holding Company's operation are largely dependent.

                                    ARTICLE 2
                             EFFECTIVE DATE AND TERM

         2.1    EFFECTIVE DATE. The Plan originally became effective on January
             --------------
21, 2004, and is amended and restated in its entirety effective July 21, 2006.

         2.2    TERM. Unless sooner terminated by the Board, the Plan shall
                ----
terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

                                    ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

         3.1    DEFINITIONS. When a word or phrase appears in this Plan with the
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initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

                  (b) "Award Agreement" means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

                  (c)   "Bank" means BankLiberty

                  (d)   "Board" means the Board of Directors of the Holding
Company.

                  (e) "Cause" means, in the good faith determination of the Board, the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Participant's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank.

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                  (f)   "Change in Control" means any of the following events:

                        (i)   Merger: The Holding Company merges into or
                              ------
consolidates with another corporation, or merges another corporation into the Holding Company, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Holding Company immediately before the merger or consolidation.

                        (ii)  Acquisition of Significant Share Ownership:
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There is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Holding Company's voting securities, but this clause (ii) shall not apply to beneficial ownership of Holding Company voting shares held in a fiduciary capacity by an entity of which the Holding Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities.

                           (iii) Change in Board Composition: During any period
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of two consecutive years, individuals who constitute the Holding Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Holding Company's Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

                           (iv)  Sale of Assets: The Holding Company sells to a
                                 --------------
third party all or substantially all of its assets.


                  (g) "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  (h) "Committee" means the committee of the Board described in
Article 4.

                  (i) "Common Stock" means the common stock, par value $1.00 per share, of the Bank.

                  (j) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

                  (k) "Deferred Compensation Account" means the bookkeeping account established for each Participant pursuant to Section 12.2 of this Plan.

                  (l) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

                  (m) "Distribution Event" means an event as a result of which a Participant is entitled to receive the balance of his or her Deferred Compensation Account pursuant to Section 12.3 of this Plan, namely (i) with respect to a Participant who is an employee of the Bank and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as an employee, the date the Participant terminates his or her employment with the Bank, and (ii) with respect a Participant who is a member of the Board and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as a member of the Board, the earlier of (A) the date the Participant terminates his or her service as a member of the Board, or (B) the Participant's attainment of the age specified (not younger than age 55) in an election form filed by the Participant with the Committee at such time as he or she first becomes eligible to defer compensation pursuant to Article 12 of this Plan.

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                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, as administered by the OTS.

                  (o) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined in accordance with the requirements of Section 422 of the Code.

                  (p) "Holding Company" means Liberty Bancorp, Inc. or any successor thereto.

                  (q) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (r) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

                  (s) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (t) "OTS" means the Office of Thrift Supervision of the United States Department of the Treasury.

                  (u) "Option" means a right granted to a Participant under
Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (v) "Participant" means a person who, as a member of the Board, an employee, officer, or executive of the Bank, has been granted an Award under the Plan, or who has been designated as eligible to make an election to defer compensation under this Plan.

                  (w) "Performance-Based Awards" means Stock Awards granted to selected Covered Employees pursuant to Article 9, but which are subject to the terms and conditions set forth in Article 10. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

                  (x) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

                  (y) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Bank performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Bank, or the financial statements of the Bank, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.


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                  (z) "Performance Period" means the one or more periods of
time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

                  (aa) "Plan" means the Liberty Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan, as amended and restated as set forth herein.

                  (bb) "Restricted Stock Award" means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

                  (cc) "Section 409A" means Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation, Notice 2005-1 and any regulations and other interpretive guidance that may be issued after the effective date of the restatement of this Plan.

                  (dd) "Stock" means the Common Stock of the Holding Company and such other securities of the Bank that may be substituted for Stock pursuant to
Article 13.

                  (ee) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (ff) "Stock Award" means a Restricted Stock Award or an Unrestricted Stock Award.

                  (gg) "Unrestricted Stock Award" means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

                                    ARTICLE 4
                                 ADMINISTRATION

         4.1  COMMITTEE. The Plan shall be administered by a Committee appointed
              ---------
by, and which serves at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as a Non-Employee Director. To the extent necessary or desirable each member of the Committee shall also qualify as an "outside director" under Code Section 162(m) and the regulations issued thereunder. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Holding Company will pay all reasonable expenses of the Committee.

         4.2  AUTHORITY OF COMMITTEE.  Subject to any specific designation in
              ----------------------
the Plan, the Committee has the exclusive power, authority and discretion to:

                  (a)  Designate Participants to receive Awards;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                   (e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan.

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i) Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (j) Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

                  (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

                  (l) Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

         4.3  DECISIONS BINDING. The Committee's interpretation of the Plan, any
              -----------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1  NUMBER OF SHARES.  Subject to adjustment provided in Section 13.1,
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the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 234,957.

         5.2  LAPSED AWARDS. To the extent that an Award terminates, is
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cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

         5.3  STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may
              -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4  LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding
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any provision in the Plan to the contrary, and subject to the adjustment in
Section 13.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during the Holding Company's fiscal year shall be 46,991.

                                    ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

         6.1  ELIGIBILITY. Persons eligible to participate in this Plan include
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all members of the Board and any key executive of the Bank or the Holding
Company (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Holding Company or any of its subsidiaries) and who on the date of any Award is in the employ of the Holding Company or one of its then subsidiary corporations, as defined in Section 424 of the Code.

         6.2  ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the
              --------------------
Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

                                    ARTICLE 7
                                  STOCK OPTIONS

         7.1  GENERAL.  The Committee is authorized to grant Options to
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Participants on the following terms and conditions:

                   (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be the Fair Market Value as of the date of grant.

                   (b) TIME AND CONDITIONS OF EXERCISE. Except as provided herein, the Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. An Option will lapse immediately if a Participant's employment or Board service is terminated for Cause.

                         (1) The Option of any Participant whose employment or
Board service is terminated for any reason, other than for death, Disability or Cause shall be exercisable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

                         (2)  In the event of the death of a Participant while
an employee of the Bank or member of the Board or within three months after the termination of employment or Board service of the Participant for other than Cause, or in the event of the termination of employment or Board service by a Participant for Disability, the Option may be exercised as follows:

                                    (A) In the event of the death of a
Participant during employment or Board service or the death of the Participant within three months after the termination of employment or Board service for other than Cause, each Option granted to such Participant shall be exercisable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise shall be made only by or to the executor or administrator of the estate of the deceased Participant or person or persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution and to the extent, if any, that the deceased Participant was entitled at the date of his or her death.

                                    (B) In the case of a Participant whose
employment or Board service is terminated on account of Disability, the Option shall be exercisable or payable to the extent provided therein on the earlier of one year after termination of employment or Board service or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by the Participant with respect to the same number of shares, in the same manner and to the same extent as if the Participant had continued employment or Board service during such period.

                           (3)      Each Option granted under the Plan shall, by
its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not Incentive Stock Options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Section 7.1(b)(3). Options which are transferred pursuant to this Section 7.1(b)(3) shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

                  (c) PAYMENT. An Option shall be exercised by giving a written notice to the President of the Bank stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the President may request and by tendering payment therefore with a cashier's check, certified check, or, if permitted in the discretion of the Committee, with existing holdings of Common Stock held for more than six months.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement. The Award Agreement shall include such additional provisions as may be specified by the Committee.

          7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances.

                           (1)      The Incentive Stock Option shall lapse ten
years from the date it is granted, unless an earlier time is set in the Award Agreement.

                           (2)      The Incentive  Stock Option shall lapse upon
termination of employment for Cause or for any other reason, other than the Participant's death or Disability, unless otherwise provided in the Award Agreement.

                           (3)      If the Participant terminates employment on
account of Disability or death before the Option lapses pursuant to paragraph
(1) or (2) above, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Bank on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's termination of employment on account of Disability or death.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                  (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Bank only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

                  (f) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

         8.1 GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1)      The Fair Market Value of a share of Stock on
the date of exercise; over

                           (2)      The grant price of the Stock Appreciation
Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                  (b) OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                                  STOCK AWARDS

         9.1 GRANT OF STOCK. The Committee is authorized to grant Unrestricted
             --------------
Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

         9.2 ISSUANCE AND RESTRICTIONS. An Unrestricted Stock Award may provide
             -------------------------
for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose. These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         9.3 FORFEITURE. Except as otherwise determined by the Committee at the
             ----------
time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

         9.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock Awards granted
             ---------------------------------
under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Bank may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 10
                            PERFORMANCE-BASED AWARDS

         10.1 PURPOSE. The purpose of this Article 10 is to provide the
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Committee the ability to qualify the Awards under Article 9 as
"performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 10 shall control over any contrary provision contained in Article 10.

         10.2 APPLICABILITY. This Article 10 shall apply only to those Covered
              -------------
Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Stock Awards to Covered Employees that do not satisfy the requirements of this Article 10. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         10.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With
              ----------------------------------------------------------
regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Bank or any division or business unit thereof.

         10.4 PAYMENT OF PERFORMANCE-BASED AWARDS. Unless otherwise provided in
              -----------------------------------
the relevant Award Agreement, a Participant must be employed by the Bank on the last day of the Performance Period to be eligible for a Performance-Based Award for such Performance Period. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

         10.5 SHAREHOLDER APPROVAL. The Board shall disclose to the shareholders
              --------------------
of the Holding Company the material terms of any Performance-Based Award, and shall seek approval of the shareholders of the Performance-Based Award before any Stock is transferred to a Participant, or before any restrictions with respect to same lapse, pursuant to such Award. The Committee shall certify that the Performance Goals with respect to any Performance-Based Award have been achieved before any Stock is transferred to a Participant, or before any restrictions with respect to same lapse. Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.

                                   ARTICLE 11
                         PROVISIONS APPLICABLE TO AWARDS

         11.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may,
              -----------------------------
in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         11.2 EXCHANGE PROVISIONS. The Committee may at any time offer to
              -------------------
exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         11.3  TERM OF AWARD. The term of each Award shall be for the period as
               -------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

         11.4  LIMITS ON TRANSFER. No right or interest of a Participant in any
               ------------------
Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Holding Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Holding Company. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

         11.5  BENEFICIARIES. Notwithstanding Section 11.4, a Participant may,
               -------------
in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         11.6  STOCK CERTIFICATES. Notwithstanding anything herein to the
               ------------------
contrary, the Holding Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

         11.7  LOAN AGREEMENTS. Each Award shall be subject to the condition
               ---------------
that the Holding Company shall not be obligated to issue or transfer any Stock or cash to the holder of the Award, upon the exercise or vesting thereof, if at any time the Committee or the Board shall determine that the issuance or transfer of such Stock or cash would be in violation of any covenant in any of the Bank's loan agreements or other contracts.

                                   ARTICLE 12
                            DEFERRAL OF COMPENSATION

         12.1   RIGHT TO DEFER COMPENSATION.
                ---------------------------

                  (a) TYPES OF DEFERRALS. Any Participant designated by the Board or by the Committee may elect to defer (i) all or any portion of the Participant's salary, (ii) any percentage of a fiscal year bonus determined by the Board or other duly constituted authority or delegate to be paid to such Participant, or (iii) all or any portion of the Participant's director's fees. Such election shall remain in force for all future years. In addition, the Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award. Any election under this Section 12.1 shall be made by written notice delivered to the Board or Committee, specifying the amount (or percentage) of salary and/or bonus and/or directors' fees and/or the award to be deferred.

                  (b) TIMING OF ELECTIONS. A Participant may, at any time within 30 days of first becoming eligible to participate in this Plan, make an election to defer salary or director's fees earned after such election. Any increase or decrease in future deferrals of salary or director's fees earned during a calendar year must be made prior to such calendar year. A Participant may make an initial election to defer a bonus for a fiscal year, or may elect to increase or decrease the amount of a fiscal year bonus to be deferred, if such election is made prior to such fiscal year. A Participant may make an election to defer the receipt of cash or shares of Stock otherwise payable or transferable to the Participant pursuant to an Award in accordance with the terms of such Award.

         12.2  DEFERRED COMPENSATION ACCOUNTS.
               ------------------------------

                  (a) ESTABLISHMENT OF ACCOUNTS. A Deferred Compensation Account in the name of each Participant who has elected to defer compensation under the Plan shall be established and maintained as a special ledger account on the books of the Holding Company. On the last day of each calendar month in which salary or director's fees deferred under this Plan would have become payable to a Participant (in the absence of an election to defer payment thereof), the amount of such deferred salary or director's fees shall be credited to the Participant's Deferred Compensation Account. On the last day of the month in which the bonuses deferred under this Plan would have become payable to a Participant in the absence of an election to defer payment thereof, the amount of such deferred bonus shall be credited to the Participant's Deferred Compensation Account. On the last day of the month in which an Award would have otherwise become payable or transferable to a Participant in the absence of an election to defer receipt thereof, the amount of such deferred Award shall be credited to the Participant's Deferred Compensation Account.

                  (b)   DEEMED INVESTMENT OF ACCOUNT BALANCE.

                           (i) Except as otherwise provided by the terms of an
Award, the Participant shall, at the time of making a deferred compensation election under this Plan, make an election directing the Holding Company to credit to the Deferred Compensation Account in that calendar year based upon the options made available by the Board or designated Committee which options may include either cash, Stock, or a combination of cash and Stock equal in value to the amount of the current year's salary or bonus deferred under the Plan. In addition to cash or Stock, the Board or the Committee may offer to the Participant such deemed investment options as it shall decide are appropriate. Such investment options may include deemed investments in individual stocks or bonds, mutual funds, and such other investment options as the Board or Committee may choose. The Board or Committee shall not be required to offer the same deemed investment options to each Participant but may restrict certain investment options to designated Participants. In the absence of a contrary election by a Participant, the amount credited to a Deferred Compensation Account shall be credited as cash.

                           (ii) If the Participant directs that any amount
credited to the Deferred Compensation account be credited in the form of Stock, the Board shall credit to the Deferred Compensation Account sufficient shares of Stock equal in value to the Deferred Compensation Account balance, or such lesser amount as the Participant shall direct. The value of such Stock shall be determined in accordance with a valuation methodology approved by the Board or by the Committee. Except as provided in Section 12.6, such Stock credited to the Deferred Compensation Account shall merely constitute a bookkeeping entry of the Bank, and (except as provided herein) the Participant shall have no voting, dividend, or other legal or economic rights with respect to such Stock. At the end of each fiscal quarter, an amount equivalent to all dividends which would otherwise have been payable with respect to such Stock shall be credited to the Deferred Compensation Account as additional Stock. The amount of the Participant's Deferred Compensation Account that is credited as cash shall accrue interest at a rate no less than the prime rate charged the Bank and shall not exceed the highest rate paid on Individual Retirement Accounts ("IRAs") by the Bank plus two percent (2%). Such interest with respect to a Deferred Compensation Account shall be credited to such account quarterly, based on the weighted average daily prime rate or the IRA rate for the three (3) month period ending on the last day of the quarter.

                           (iii) The Participant shall elect the portion of
their deferral to be allocated to Stock or cash or such other option as made available by the Board at the time of making such election to defer compensation. Such allocation may not be amended with respect to such deferral. Any allocation to Stock shall be paid in the form of Stock. No Participant will be granted the right to take payment of the Stock in cash rather than in shares.

                           (iv) If, at any time, the deferral of a Participant
is allocated to Stock, and such Participant shall be deemed to have violated the short-swing profit rules of Section 16(b) of the Exchange Act through such allocation, the allocation to Stock shall be void and such allocation shall default to cash.

         12.3     PAYMENT OF DEFERRED COMPENSATION.
                  --------------------------------

                  (a) IN GENERAL. Amounts credited to a Participant's Deferred Compensation Account shall be payable upon the Participant's Distribution Event. The Participant shall determine the method of distributing the amounts in the Deferred Compensation Account at the time the first election to participate in the Plan is made, which shall be either a single distribution or a series of up to ten (10) consecutive, substantially equal annual installments paid to such Participant or his or her beneficiary, as the case may be, on or before January 15 of each year, commencing in the year following the Distribution Event. If no such election is made, the method of distribution shall be determined solely by the Board. If the Participant has elected to receive installment distributions, and less than the full value of the Participant's Deferred Compensation Account balance has been distributed as of the date of his or her death, the balance shall be paid to the Participant's beneficiary in accordance with the same method in effect at the Participant's death, except that the beneficiary may elect, with the consent of the Committee, to receive the balance of the Deferred Compensation Account in a single lump sum. For purposes of this Article 12, a Participant's "beneficiary" shall mean the person or persons designated by the Participant pursuant to Section 11.5 of this Plan, or, in the absence of such designation or if no such person survives the Participant, the Participant's estate. If any portion of the Participant's Deferred Compensation Account is credited with Stock, then distributions from that portion of the Deferred Compensation Account shall be made directly in the form of Stock. Undistributed amounts shall continue to earn interest or accrue dividends, as the case may be.

                  (b) MODIFICATION OF PAYMENT TERMS. A Participant may defer the commencement of benefit payment otherwise payable at the time specified in the Participant's election to a later date, provided the new election complies in all respects to Section 409A, including the following requirements: (1) the subsequent election will not take effect for at least 12 months from the date on which the subsequent election is made; and (2) commencement of payments will be delayed for at least five (5) years from the date payment were otherwise scheduled to commence under the Plan. All distribution elections are irrevocable beginning one (1) calendar year prior to the scheduled payment commencement date. If a Participant electing to participate in the Plan ceases to be an employee of the Bank or a member of the Board, prior to full payment of the entire amount in the Deferred Compensation Account, shall, after reasonable warning from the Board, persist in an affiliation with any business that is a principal competitor with a significant portion of the business conducted by the Bank, the entire balance of such Deferred Compensation Account may, if directed by the Board in its sole discretion, be paid immediately to such Participant in a lump sum. In the event a Participant dies prior to receiving payment of the entire amount in the Deferred Compensation Account, the unpaid balance shall be paid to such beneficiary as may have been designated by the Participant in writing to the Bank as the person, firm or trust to receive any post-death distribution under this Plan, or, in the absence of such written designation, to the legal representative or any person, firm or organization designated in the Participant's last will to receive such distributions.

                  (c) CHANGE IN CONTROL. Participant will receive their entire balance in their Deferred Compensation Accounts upon a Change in Control. Distributions shall be made (i) in the form of cash and/or Stock as his or her Deferred Compensation Account is allocated and (ii) within seven (7) days subsequent to the Change in Control.

                  (d) HARDSHIP DISTRIBUTION IN THE CASE OF FINANCIAL EMERGENCY. Prior to the time a Deferred Compensation Account of a Participant would otherwise become payable, the Committee, in its sole discretion, may elect to distribute all or a portion of the Deferred Compensation Account in the event such Participant requests a distribution by reason of an "unforeseeable emergency". For purposes of this Plan, an "unforeseeable emergency" shall mean a severe hardship to the Participant resulting from an illness or accident of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine whether a Participant has experienced an "unforeseeable emergency" and shall make such determination consistent with Section 409A. In the event the Participant is a member of the Committee making such determination, the Participant shall not participate in the decision by the Committee.

         12.4     TRUST PROVISIONS.
                  ----------------

                  (a) ESTABLISHMENT OF TRUST. The Holding Company may in its sole discretion establish one or more trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash, Stock, or other assets to the extent of the Holding Company's obligations hereunder. The Bank may, but is not required to, utilize a single trust with respect to its obligations to Participants who are members of the Board and Participants who are not members of the Board.

                  (b) CLAIMS OF THE HOLDING COMPANY'S CREDITORS. All assets held by any trust created hereunder and all distributions to be made by any trustee pursuant to this Plan and any trust agreement shall be subject to the claims of general creditors of the Holding Company, including judgment creditors and bankruptcy creditors. The rights of a Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of the Holding Company.

                  (c) NOTIFICATION OF INSOLVENCY. In the event the Holding Company becomes insolvent, the Chief Executive Officer and Chairman of the Board shall immediately notify the trustees of all trusts created hereunder of that fact. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that the Bank is insolvent. Under any such circumstance, the trustee shall dispose of property held in trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, the Holding Company shall be deemed "insolvent" by the trustee if the Bank is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not the Bank has provided the trustee with the notification required by this Section 12.4(c), or if the trustee has been notified pursuant to this Section 12.4(c) that the Holding Company is insolvent.

         12.5  NON-ASSIGNMENT. No right or interest of any Participant or any
               --------------
person claiming through or under such Participant in the Participant's Deferred Compensation Account shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process (including execution, levy, garnishment, attachment, bankruptcy, or otherwise) or in any manner be subject to the debts or liabilities of such Participant. If any Participant or any such person shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written declaration of termination with the Committee's records and making reasonable efforts to deliver a copy to such Participant or any such other person or his or her legal representative. As long as any Participant is alive, any amounts affected by the termination shall be retained by the Bank or the trustee of any trust established pursuant to Section 12.4 of this Plan and, in the Committee's sole and absolute discretion, may be paid to or expended for the benefit of such Participant, his or her spouse, his or her children, or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper.

                                   ARTICLE 13
                          CHANGES IN CAPITAL STRUCTURE

         13.1     GENERAL.
                  -------

                  (a) SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of

Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

                  (b) OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Holding Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Holding Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

                  (c) OUTSTANDING AWARDS - CERTAIN MERGERS. Subject to any required action by the shareholders of the Holding Company, in the event that the Holding Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

                  (d) OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Holding Company, (ii) a sale of all or substantially all of the Holding Company's assets, (iii) a merger or consolidation involving the Holding Company in which the Holding Company is not the surviving corporation or (iv) a merger or consolidation involving the Holding Company in which the Holding Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                           (1) cancel, effective immediately prior to the
occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise of such Award; or

                           (2)      provide for the exchange of each Award
outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

                  (e) OUTSTANDING AWARDS - OTHER CHANGES. In the event of any other change in the capitalization of the Holding Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

                  (f) NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Holding Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Holding Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

                                   ARTICLE 14
                    AMENDMENT, MODIFICATION, AND TERMINATION

         14.1  AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from
               ----------------------------------------
time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the voting stock of the Bank, make any amendment which would (i) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Plan from its supervision, (ii) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (iii) amend the formula for determination of the exercise price Options, (iv) extend the term of the Plan, and (v) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

         14.2  AWARDS PREVIOUSLY GRANTED. Except as otherwise provided in the
               -------------------------
Plan, including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15
                               GENERAL PROVISIONS

         15.1  NO RIGHTS TO AWARDS. No Participant, employee, or other person
               -------------------
shall have any claim to be granted any Award under the Plan, and neither the Holding Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

         15.2  NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the
               ----------------------
rights of a stockholder of the Bank unless and until shares of Stock are in fact issued to such person in connection with such Award.

         15.3  WITHHOLDING. The Holding Company shall have the authority and the
               -----------
right to deduct or withhold, or require a Participant to remit to the Holding Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. A Participant may elect to have the Holding Company withhold from those Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Holding Company's applicable federal, state, local and foreign income and employment tax withholding obligations.

         15.4  NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any
               ----------------------------------
Award Agreement shall interfere with or limit in any way the right of the Bank or the Holding Company to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Bank or the Holding Company.

         15.5  INDEMNIFICATION. To the extent allowable under applicable law,
               ---------------
each member of the Committee or of the Board shall be indemnified and held harmless by the Holding Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Holding Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Holding Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Holding Company may have to indemnify them or hold them harmless.

         15.6  FRACTIONAL SHARES. No fractional shares of stock shall be issued
               -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

         15.7  GOVERNMENT AND OTHER REGULATIONS. The obligation of the Holding
               --------------------------------
Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies, including the OTS, as may be required.

         15.8  GOVERNING LAW. The Plan and the terms of all Awards shall be
               -------------
construed in accordance with and governed by the laws of the State of Missouri.

         15.9  COMPLIANCE WITH SECTION 409A. Notwithstanding any other provision
               ----------------------------
of the Plan or Award Agreement to the contrary, if and to the extent that
Section 409A is deemed to apply to the Plan or any Award thereunder, the Holding Company intends that the Plan and all Awards shall, to the extent practicable, comply with Section 409A and be construed in accordance therewith. Without limiting the effect of the foregoing, in the event that Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, such terms, provisions and conditions shall be deemed part of the Plan or Award Agreement, as applicable. Further, in the event that the Plan or any Award Agreement shall be deemed not to comply with Section 409A, neither the Holding Company, the Bank, the Board, nor the Committee shall be liable to any Participant or other persons for actions, decisions or determinations made in good faith pursuant to Section 409A.